UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 6, 2005

INVESTNET, INC

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-33097	87-0650263
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 99 Taibei Road

Limin Economy and Technology Developing District

Harbin, P. R. C.

Zip Code: 150025

(Address of Principal Executive Offices)     (Zip Code)

Registrant’s telephone number, including area code    86-451-57351189-126

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On August 8, 2005,  Investnet, Inc. (the “Registrant”) engaged Jimmy C.H. Cheung & Co, Certified Public Accountants (a member of Kreston International), with an address of 304 Dominion Centre, 43 Queen’s Road East, Hong Kong (“Jimmy C.H. Cheung & Co.”), as the Registrant’s independent accountants to take over all independent audit and accounting responsibilities of the Registrant following the dismissal of PKF, Certified Public Accountants as described below. The decision to appoint Jimmy C.H. Cheung & Co. was approved by the Registrant’s Board of Directors.

On August 6, 2005, the Registrant dismissed PKF, Certified Public Accountants (“PKF”) as its independent auditors. PKF served as the Registrant’s independent auditors for the Registrant’s former fiscal year ended December 31, 2004 and through August 6, 2005. PKF’s report on the Registrant’s consolidated financial statements for the registrant’s fiscal year ended December 31, 2004 (the “Reports”) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s two most recent fiscal years and any subsequent interim period through the date of PKF’s dismissal, there were no disagreements with PKF within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PKF’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

During the Registrant’s two most recent fiscal years and any subsequent interim period prior to the engagement of Jimmy C.H. Cheung & Co., there were no “reportable events” (as such term is defined in item 304(a)(1)(iv)(B) of regulation S-B.

During the Registrant’s two most recent fiscal years and any subsequent interim period prior to the engagement of Jimmy C.H. Cheung & Co., neither the Registrant nor anyone on the Registrant’s behalf consulted with Jimmy C.H. Cheung & Co. or any other auditor regarding those matters stated in Item 304(a)(2) of Regulation S-B, including but not limited to either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event.”

With respect to the last two fiscal years and the audit conducted by the Registrant’s former accountants as of December 31, 2004, the Registrant’s losses from limited revenue-generating activities resulted in the former accountants qualifying their opinion to indicate that this raised substantial doubt about the Registrant’s ability to continue as a going concern. The Registrant’s plans as to these matters were described in Item 6 under the caption “Going Concern” to the Registrant’s Form 10-KSB filed with the Securities and Exchange Commission on April 13, 2005 and in Note 1 to the Financial Statements filed therewith and the consolidated financial statements did not include any adjustments that might result from the outcome of said uncertainty. The reports of the Registrant’s former accountants relating to such periods do not include any adverse opinion or disclaimer of opinion, nor were such reports modified as to uncertainty, audit scope, or accounting principles. The Registrant has requested PKF to review the disclosure contained herein and has provided PKF the opportunity to furnish the Registrant with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Registrant’s expression of PKF’s views, or the respects in which PKF does not agree with the statements contained herein. PKF has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Form 8-K and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a) (3) of Regulation S-B. A copy of such letter is filed as an Exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit 16.1 - Letter From PKF (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 9, 2005	INVESTNET, INC.

/s/ Jinjiang Wang
	By:	Jinjiang Wang
Its: Director